U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                 SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                          (Amendment No.             )

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))


                              TECH DATA CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                                [TECH DATA LOGO]



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               DATE:  June 19, 2001
                               TIME:  4:30 p.m.
                               PLACE: Tech Data Corporation
                                      5350 Tech Data Drive
                                      Clearwater, Florida  33760
                                      (727) 539-7429


MATTERS TO BE VOTED ON:

1.   Elect two directors for three year terms.
2.   Any other matters properly brought before the shareholders at the meeting.


                               By order of the Board of Directors,



                               Arthur W. Singleton
                               Corporate Vice President, Treasurer and Secretary


May 22, 2001

                             TECH DATA CORPORATION
                              5350 Tech Data Drive
                              Clearwater, FL 33760

                                PROXY STATEMENT

        The accompanying proxy is solicited by the Board of Directors of Tech Data Corporation (the "Company") for the 2001 Annual Meeting of Shareholders ("Annual Meeting") to be held on Tuesday, June 19, 2001 at 4:30 p.m., or any adjournment thereof. Your vote at the Annual Meeting is important to us. Please vote your shares and complete, sign and return the enclosed proxy form. This proxy statement, proxy and Annual Report of the Company were mailed on or about May 22, 2001.

                               GENERAL INFORMATION

WHO CAN VOTE?

        You can vote your shares if our records show that you owned the shares on April 27, 2001. Each outstanding share of Common Stock is entitled to one vote. There were 54,072,490 outstanding shares of Common Stock entitled to vote as of April 27, 2001.

HOW DO I VOTE?

        You can vote in person or by proxy. Follow the instructions on the proxy to vote for the matters to be considered at the annual meeting. The proxyholders named on the proxy will vote your shares as you instruct. If you vote by proxy and later are able to attend the Annual Meeting in person you may revoke the proxy and vote at the meeting.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

        Yes. At any time before the vote on a proposal, you can change your vote either by giving the Company's Secretary a written notice revoking your proxy or by signing, dating and returning to us a new proxy. We will honor the proxy with the latest date.

HOW ARE VOTES COUNTED?

        A quorum must be present for the transaction of business. A quorum is present if the holders of a majority of the outstanding shares of Common Stock entitled to vote are present in person or represented by proxy.

         Abstentions will be counted as present shares for quorum purposes but will be considered negative votes for voting purposes.

         Shares held by nominees for beneficial owners will be counted for quorum purposes if the nominee has the discretion to vote on at least one of the matters presented, even if the beneficial owner has not given the nominee voting instructions (a "broker non-vote"). Because abstentions will be counted as shares that are present at the meeting, abstentions will be the equivalent of negative votes. Broker non-votes will be counted as votes for, not against, matters presented for shareholder consideration.

WHAT WILL BE VOTED ON AT THE MEETING?

         The business to be voted on at this year's Annual Meeting is to elect two directors to serve for terms of three years, both to serve until their successors are duly qualified and elected. Under Florida corporate law, if a quorum exists, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election. The biographies of all directors, including the nominated directors, are provided herein.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

        The matters described in this proxy statement are the only matters we know will be voted on at the Annual Meeting. Any other matters properly presented at the meeting will be voted on by the proxyholders as they see fit.

PRINCIPAL SHAREHOLDERS

        The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 27, 2001, by (i) each person known by the Company to own beneficially more than 5% of the shares of the Company's Common Stock, (ii) each of the Company's directors, (iii) the Company's Executive Officers (as defined under "Executive Compensation"), and
(iv) such directors and all executive officers as a group.

     NAME OF                                            AMOUNT AND                   PERCENT OF
BENEFICIAL OWNER(1)                          NATURE OF BENEFICIAL OWNERSHIP(2)          CLASS
-------------------                          ---------------------------------       ----------
Charles E. Adair                                        26,500     (3)                    *
Maximilian Ardelt                                        5,900     (4)                    *
Nestor Cano                                             42,177     (5)                    *
James M. Cracchiolo                                      3,500     (6)                    *
Timothy J. Curran                                       57,860     (7)                    *
Daniel M. Doyle                                         17,500     (8)                    *
Jeffery P. Howells                                     140,515     (9)                    *
Kathy Misunas                                            3,000    (10)                    *
Edward C. Raymund                                      259,970    (11)                    *
Steven A. Raymund                                    3,069,580    (12)                   5.6%
David M. Upton                                           7,920    (13)                    *
Graeme Watt                                              7,590    (14)                    *
John Y. Williams                                        12,500    (15)                    *
All executive officers and directors
 as a group (29 persons)                             4,324,424    (16)                   7.8%
AXA Assurances I.A.R.D. Mutuelle                     7,774,524    (17)                  14.4%
 370, rue Saint Honore
 75001 Paris, France
FMR Corp.                                            6,158,440    (18)                  11.4%
 82 Devonshire Street
 Boston, Massachusetts  02109

* Beneficial ownership represents less than 1% of the Company's outstanding shares of Common Stock.

(1) The address for all of the above-listed beneficial owners (except as otherwise set forth) is: 5350 Tech Data Drive, Clearwater, Florida 33760.

(2) Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power", which includes the power to vote or to direct the voting of such security, or "investment power", which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty (60) days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest.

(3) Includes 11,500 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 27, 2001.

(4) Includes 5,500 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 27, 2001. Pursuant to a Share Purchase Agreement, dated April 14, 1998, between Klockner & Co. AG ("Klockner") and the Company regarding the Company's acquisition of certain shares in Computer 2000 AG, E.ON AG (formerly known as VIAG AG), the ultimate parent of Klockner, became entitled to nominate one individual to the Board of Directors of the Company. E.ON AG nominated Maximilian Ardelt to sit on the Company's Board of Directors. AVIGA GmbH (a subsidiary of E.ON AG) is the current beneficial owner of 980,945 shares of the Company's common stock and $300,000,000 principal amount of the Company's 5% Convertible Subordinated Debentures, due 2003, which are convertible into 5,333,100 shares of the Company's common stock. Mr. Ardelt disclaims beneficial ownership of such securities owned by AVIGA GmbH.

(5) Includes 42,100 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 27, 2001. Also includes 77 shares in his Tech Data Corporation 401(k) Savings Plan (the "401(k) Savings Plan") account.

(6) Includes 3,500 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 27, 2001.

(7) Includes 57,482 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 27, 2001. Also includes 378 shares in his 401(k) Savings Plan account.

(8) Includes 17,500 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 27, 2001.

(9) Includes 123,450 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 27, 2001. Also includes 1,805 shares in his 401(k) Savings Plan account.

(10) Includes 1,000 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 27, 2001.

(11) Includes 186,592 shares owned by a trust of which he is the trustee and 64,750 shares owned by a partnership of which he is a general partner.

(12) Includes 798,480 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 27, 2001; includes 2,091,540 shares owned by a partnership which is indirectly owned by Mr. Raymund; includes 28,500 shares owned by inter vivos trusts of which he is a trustee; and includes 149,060 shares held in his 401(k) Savings Plan account.

(13) Includes 7,500 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 27, 2001.

(14) Includes 7,590 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 27, 2001.

(15) Includes 7,500 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 27, 2001.

(16) Includes 1,586,645 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 27, 2001. Also includes 164,285 shares held in the 401(k) Savings Plan accounts of the Company's executive officers.

(17) Based on information provided in a Schedule 13G (Amendment No. 1) dated February 12, 2001 filed with the Securities and Exchange Commission by AXA Assurances I.A.R.D. Mutuelle ("I.A.R.D.") and certain related entities (collectively, the "AXA Entities"). Each of I.A.R.D., AXA Assurances Vie Mutuelle ("Vie"), AXA Conseil Vie Assurance Mutuelle ("Conseil"), AXA Courtage Assurance Mutuelle ("Courtage"), AXA ("AXA"), and AXA Financial, Inc. ("AXA Financial") (through its subsidiary Alliance Capital Management L.P. ("Alliance")) shares voting power with respect to 895,070 shares. Each of the AXA Entities has sole voting power with respect to 4,486,818 shares and sole dispositive power with respect to 7,774,524 shares. On October 2, 2000, Alliance acquired beneficial ownership of the shares of Tech Data Corporation that were formerly beneficially owned by Sandford C. Bernstein & Co., Inc. ("Bernstein") through Alliance's acquisition of the investment advisory assets of Bernstein. Pursuant to such acquisition, Bernstein assigned its investment management agreements to Alliance. Accordingly, ownership of these shares are reflected in the filings of AXA Financial, the parent company of Alliance.

(18) Based on information provided in a Schedule 13G (Amendment No. 1) dated April 10, 2001 filed with the Securities and Exchange Commission by FMR Corp. ("FMR"), Edward C. Johnson 3d ("Mr. Johnson"), and Abigail P. Johnson ("Ms. Johnson"). Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR, is the beneficial owner of 5,355,100 shares of common stock as a result of acting as investment advisor to various investment companies. Mr. Johnson, FMR (through its control of Fidelity) and various funds each has sole power to dispose of 5,355,100 shares owned by such funds. Neither FMR nor Mr. Johnson has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds' Boards of Trustees. Fidelity Management Trust Company ("Fidelity Management"), a wholly-owned subsidiary of FMR, is the beneficial owner of 803,340 shares as a result of its serving as investment manager for various institutional accounts. Mr. Johnson and FMR (through its control of Fidelity Management) each has sole dispositive power over, and the sole power to vote or to direct the voting of 803,340 shares held by such institutional accounts. In addition, members of the Johnson family, including Mr. Johnson and Ms. Johnson, are deemed to form a controlling group with respect to FMR under the Investment Company Act of 1940.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

Proxies in the accompanying form will be voted at the meeting, unless authority to do so is withheld, in favor of the election as directors of the nominees named below.

Pursuant to the Company's Amended and Restated Articles of Incorporation, the Board of Directors is divided into three classes, terms of which expire alternately over a three-year period. At each Annual Meeting, successors to directors whose terms expire at that meeting shall be elected for three-year terms. Two directors are to be elected at this Annual Meeting to hold office for a term of three years expiring at the 2004 Annual Meeting, to hold office until their successors shall have been elected and qualified. In the event any nominee is unable to serve, the persons designated as proxies may cast votes for other persons as substitute nominees. The Board of Directors has no reason to believe that any of the nominees named below will be unavailable, or if elected, will decline to serve.

Certain information is given below for the nominees for directors and for each director whose term of office will continue after the Annual Meeting.

                                                                           PRINCIPAL OCCUPATION                           DIRECTOR
NOMINEE                                 AGE                                AND OTHER INFORMATION                            SINCE
-------                                 ---                                ---------------------                          --------
                                           NOMINEE FOR DIRECTOR - TERM TO EXPIRE 2004

Charles E. Adair (1)(2)                 53              Charles E. Adair has been a partner of Cordova Ventures or           1995
                                                        Kowaliga Capital, Inc. (venture capital and fund management companies) since 1993, where he serves as manager of venture capital funds.  Mr. Adair was associated with Durr-Fillauer
                                                        Medical, Inc., a pharmaceutical and medical products
                                                        distribution company, where he served in various capacities, including President and Chief Operating Officer from 1981 to
                                                        1992.  Mr. Adair also serves on the Board of Directors of
                                                        Performance Food Group Company (a food distributor) and
                                                        numerous privately-held companies associated with Cordova's venture capital fund investments.  Mr. Adair is a Certified
                                                        Public Accountant and holds a B.S. Degree in Accounting
                                                        from the University of Alabama.

John Y. Williams (1)(2)                 58              John Y. Williams has been a Managing Director of Grubb &             1988
                                                        Williams, Ltd. ("GWL"), (an Atlanta-based merchant banking firm) since 1987 and a Managing Director of Equity-South
                                                        Advisors, LLC (a merchant banking affiliate of GWL) since
                                                        January 1995.  Prior thereto, he was an investment banker for more than 18 years with several firms.  Mr. Williams has been a Director of LAWGIBB Group, Inc. (an engineering
                                                        consulting firm) since December 1995.  Mr. Williams holds a
                                                        B.S. Degree in Industrial Engineering from Georgia Institute of Technology and a Masters Degree in Business
                                                        Administration from the Harvard Business School.

                                     DIRECTORS CONTINUING IN OFFICE - TERMS TO EXPIRE 2003

Daniel M. Doyle (1)(2)                  60              Daniel M. Doyle has been Chairman of the Board and Chief             1994
                                                        Executive Officer of BrainBuzz.com, Inc. (a portal for IT
                                                        professionals) since May 1999.  Mr. Doyle was the Chief
                                                        Executive Officer of Danka Business Systems PLC (an office equipment and service company) from 1977 to 1998. Mr.
                                                        Doyle attended John Carroll University.

                                                                           PRINCIPAL OCCUPATION                           DIRECTOR
NOMINEE                                 AGE                                AND OTHER INFORMATION                            SINCE
-------                                 ---                                ---------------------                          --------
                                DIRECTORS CONTINUING IN OFFICE - TERMS TO EXPIRE 2003 - continued

Kathy Misunas (1)(2)                    50              Kathy Misunas has been a business advisor, author and                2000
                                                        public speaker since June 2000. Ms. Misunas was Chief
                                                        Executive Officer and President of brandwise LLC (an e-
                                                        commerce comparison shopping/purchasing portal) from
                                                        1999 through June 2000. Ms. Misunas was employed by
                                                        Reed Elsevier PLC (a publishing company) from 1996 to
                                                        1998 serving as Chief Executive Officer of Reed Travel
                                                        Group.  From 1973 to 1995, Ms. Misunas was employed by
                                                        AMR Corporation (a major airline company) serving as
                                                        President and Chief Executive Officer of the SABRE Group
                                                        (a subsidiary of AMR Corporation) from 1993 to 1995.  Ms.
                                                        Misunas attended Moravian College and American
                                                        University.

Steven A. Raymund (3)                   45              Steven A. Raymund has been employed by the Company                   1986
                                                        since 1981.  He has served as Chief Executive Officer since
                                                        January 1986 and as Chairman of the Board since April
                                                        1991.  In January 1996, Mr. Raymund became a director of
                                                        Jabil Circuit, Inc. (a provider of electronic manufacturing services).  He has a B.S. Degree in Economics from the
                                                        University of Oregon and a Masters Degree from the
                                                        Georgetown University School of Foreign Service.

                                      DIRECTORS CONTINUING IN OFFICE- TERMS TO EXPIRE 2002

Maximilian Ardelt                       61              Maximilian Ardelt has been a member of the Board of                  1998
                                                        Management of VIAG AG, Munich (a group of companies
                                                        engaged in energy, telecommunications and industrial
                                                        activities which recently merged to become E.ON AG) since
                                                        1994, responsible for the Telecommunications Division and
                                                        Information Systems. Mr. Ardelt is currently the Chief
                                                        Executive Officer of VIAG Telecom AG (a wholly-owned
                                                        subsidiary of E.ON AG) and Chief Executive Officer of
                                                        VIAG Interkom GmbH & Co. oHG (a wholly-owned
                                                        subsidiary of British Telecommunications, PLC). In addition,
                                                        Mr. Ardelt is a member of the Supervisory Boards of the
                                                        following companies: Computer 2000 AG, Tech Data
                                                        Germany AG, Klockner & Co. AG, Georgsmarienhutte
                                                        Holding GmbH, Radex-Heraklith Indistriebeteiligungs AG,
                                                        VIAG Europlattform AG and Fraunhofer Gesellschaft. Mr.
                                                        Ardelt holds a Masters Degree in Engineering from Technical
                                                        University Berlin.

James M. Cracchiolo (1)(2)              43              James M. Cracchiolo has been employed by American                    1999
                                                        Express Company since 1982.  He has served as Group
                                                        President, Global Financial Services since June 2000.  Mr.
                                                        Cracchiolo also serves as President and Chief Executive
                                                        Officer of American Express Financial Advisors, Chairman
                                                        of American Express Bank and a director of American
                                                        Express International Bank.  Mr. Cracchiolo holds a B.S.
                                                        Degree in Accounting and Economics and a Masters Degree
                                                        in Business Administration both from New York University.

                                                                           PRINCIPAL OCCUPATION                           DIRECTOR
NOMINEE                                 AGE                                AND OTHER INFORMATION                            SINCE
-------                                 ---                                ---------------------                          --------
                                DIRECTORS CONTINUING IN OFFICE- TERMS TO EXPIRE 2002 - continued

Jeffery P. Howells                      44              Jeffery P. Howells, Executive Vice President and Chief               1998
                                                        Financial Officer, joined the Company in October 1991 as
                                                        Vice President of Finance and assumed the responsibilities of
                                                        Chief Financial Officer in March 1992. In March 1993, he
                                                        was promoted to Senior Vice President and Chief Financial
                                                        Officer and was promoted to Executive Vice President and
                                                        Chief Financial Officer in March 1997. From 1979 to 1991
                                                        he was employed by Price Waterhouse. Mr. Howells is a
                                                        Certified Public Accountant and holds a B.B.A. Degree in
                                                        Accounting from Stetson University.

David M. Upton (1)(2)                   41              David M. Upton has been on the faculty of the Harvard                1997
                                                        Business School since 1989.  He currently teaches courses in
                                                        Technology and Operations Management and is the faculty
                                                        chair of Harvard's executive course - Building Competitive
                                                        Advantage through Operations.  Dr. Upton holds a Masters
                                                        Degree in Manufacturing from King's College, Cambridge
                                                        University and also holds a Ph.D. in Industrial Engineering from Purdue University.

                                        DIRECTOR - TERM TO EXPIRE AT 2001 ANNUAL MEETING

Edward C. Raymund (3)                   72              Edward C. Raymund has been employed continuously by the              1974
                                                        Company in various management positions since he founded
                                                        it in 1974 and is currently the Chairman Emeritus.  Mr.
                                                        Raymund holds a B.S. Degree in Finance from the University of Southern California.  Mr. Raymund has decided to retire from the Board of Directors after the 2001 Annual Meeting
                                                        and not stand for re-election.

(1)     Member of the Compensation Committee and Stock Option Committee.
(2)     Member of the Audit Committee.
(3)     Steven A. Raymund is the son of Edward C. Raymund.

The Board of Directors held four meetings during the fiscal year ended January 31, 2001. The current standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Stock Option Committee. The Board of Directors does not have a Nominating Committee. The Audit Committee and the Stock Option Committee met four times and the Compensation Committee met once during the fiscal year ended January 31, 2001. All directors attended at least 75% of the meetings of the Board of Directors and all Committees on which they served during the fiscal year ended January 31, 2001. The function of the Audit Committee is to meet periodically with the Company's independent and internal auditors to review the scope and results of their audits and to consider various accounting and auditing matters related to the Company, including its internal control structure. The Audit Committee also makes recommendations to the Board of Directors regarding the independent public accountants to be appointed as the Company's auditors. The function of the Compensation Committee is to meet periodically to review and recommend management compensation plans. The function of the stock option committee is to meet periodically to review and recommend stock compensation plans, including the granting of stock options under such plans.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

During the fiscal year ended January 31, 2001, the executive officers and directors of the Company filed with the Securities and Exchange Commission (the "SEC") on a timely basis all required reports relating to transactions involving equity securities of the Company beneficially owned by them. The Company has relied on the written representation of its executive officers and directors and copies of the reports they have filed with the SEC in providing this information.

                         REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee is composed of six independent directors and operates under a written Charter (Appendix A) which was adopted by the Board of Directors on April 4, 2000. No member of the Audit Committee is employed by or has any material relationship with the Company. Management has the primary responsibility for preparing the financial statements and the reporting process, including the Company's systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, and the clarity of financial statement disclosures.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of the Company's financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee received from and discussed with the independent auditors the written disclosure and the letter required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") and considered the compatibility of non-audit services with the auditors' independence. The Audit Committee also discussed with the independent auditors any matters required to be considered by Statement on Auditing Standards No. 61 ("Communication with Audit Committees").

The Audit Committee also discussed with the independent auditors and the Company's internal audit director the overall scope and plans for their respective audits. The Audit Committee periodically met with the independent auditors and the internal audit director, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. In reliance on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended January 31, 2001 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Charles E. Adair, Chairman
James M. Cracchiolo
Daniel M. Doyle
Kathy Misunas
David M. Upton
John Y. Williams

THE REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (TOGETHER, THE "ACTS"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                         PRINCIPAL ACCOUNTING FIRM FEES

AUDIT FEES

The aggregate fees billed by the Company's principal accounting firm, Ernst
& Young LLP for professional services rendered for the audit of the annual financial statements for the year ended January 31, 2001 and the reviews of the financial statements included in the Forms 10-Q for that year were $1,230,000.

ALL OTHER FEES

Ernst & Young LLP also billed the Company $1,770,000 which was principally related to tax services. Ernst & Young LLP did not provide services related to financial information systems design or implementation. The Audit Committee has determined that the provision of the non-audit services described above is compatible with maintaining Ernst & Young LLP's independence.

                             EXECUTIVE COMPENSATION

        The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended January 31, 2001, 2000 and 1999 for (i) the Chief Executive Officer of the Company and (ii) each of the four other most highly compensated executive officers of the Company (determined as of the end of the last fiscal year) whose total annual salary and bonus exceeded $100,000 (collectively, the "Executive Officers").

                                           SUMMARY COMPENSATION TABLE


                                                                                   LONG-TERM
                                                 ANNUAL COMPENSATION(1)           COMPENSATION
                                         --------------------------------------      AWARDS
           NAME AND                                                                  OPTIONS       ALL OTHER
     PRINCIPAL POSITION          YEAR      SALARY      BONUS (2)       OTHER        (SHARES)    COMPENSATION (3)
     ------------------          ----    ----------    ----------    ----------    ----------   ----------------
Steven A. Raymund                2001      $975,000    $1,706,000        $5,000       120,000       $ 5,000
Chairman of the Board            2000       800,000       800,000         5,000       140,000        33,000
  of Directors and Chief         1999       700,000       853,000         5,000       100,000        20,000
  Executive Officer

Nestor Cano (4)                  2001       451,000       650,000         5,000        90,000         7,000
President, Worldwide             2000       285,000       154,000         5,000        70,000        76,000
  Operations

Jeffery P. Howells               2001       425,000       550,000         5,000        65,000         5,000
Executive Vice President         2000       400,000       200,000         5,000        80,000         3,000
  and Chief Financial Officer    1999       325,000       197,000         5,000        50,000         3,000

Graeme Watt (5)                  2001       305,000       216,000        14,000        55,000        18,000
President of Europe

Timothy J. Curran                2001       300,000       234,000         5,000        40,000         5,000
Senior Vice President            2000       274,000       144,000         5,000        49,000         3,000
  of U.S. Sales                  1999       262,000       158,000         5,000        35,000         3,000

(1) Includes amounts deferred under the Company's retirement savings and deferred compensation plans.

(2) Amounts reflected for bonuses are based on performance for the indicated fiscal year and are approved by the Board of Directors in April following the end of the fiscal year.

(3) All other compensation relates to Company contributions to retirement savings plans, except Mr. Raymund received relocation reimbursement of $30,000 in fiscal 2000 and $17,000 in fiscal 1999. Mr. Cano received relocation reimbursement of $7,000 in fiscal 2001 and $74,000 in fiscal 2000.

(4) Mr. Cano became an executive officer of the Company in March 1999 when he was appointed Executive Vice President of U.S. Sales and Marketing. In January 2000, he was promoted to President of the Americas and in August 2000, he was promoted to President, Worldwide Operations. Prior to March 1999, Mr. Cano was Managing Director of Computer 2000 Spain, a subsidiary of Computer 2000 AG, which was acquired by the Company in July 1998.

(5) Mr. Watt became an executive officer of the Company in August 2000 when he was promoted to President of Europe. From January 2000 through August 2000, Mr. Watt was Regional Managing Director in the Company's European operations. Prior to January 2000, Mr. Watt was Managing Director of Computer 2000 United Kingdom and Ireland, a subsidiary of Computer 2000 AG, which was acquired by the Company in July 1998.

OPTION GRANTS IN LAST FISCAL YEAR

The following table provides details regarding stock options granted to the Executive Officers during the fiscal year ended January 31, 2001.

                           NUMBER OF         % OF TOTAL
                            OPTIONS           OPTIONS
                            GRANTED          GRANTED TO                                        GRANT DATE
                              IN            EMPLOYEES IN       EXERCISE     EXPIRATION          PRESENT
        NAME                2001(1)          FISCAL YEAR   PRICE PER SHARE      DATE            VALUE(2)
        ----               --------         ------------   ---------------  ----------         ----------
Steven A. Raymund           120,000              4.5%           $30.63         4/4/10          $2,102,000
Nestor Cano                  70,000              2.7             30.63         4/4/10           1,226,000
                             20,000               .8             44.00         8/1/10             503,000
Jeffery P. Howells           65,000              2.5             30.63         4/4/10           1,139,000
Graeme Watt                  23,000               .9             30.63         4/4/10             403,000
                             32,000              1.2             44.00         8/1/10             805,000
Timothy J. Curran            40,000              1.5             30.63         4/4/10             701,000

(1) All options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and vest equally over three years.

(2) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. The Company's use of the model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating the Grant Date Present Value: estimated option term of four years, volatility at 67%, dividend yield at 0.0%, and an annual interest rate of 6.3%. The Company does not believe that the Black-Scholes model, or any other model can accurately determine the value of an employee stock option. Accordingly, there is no assurance that the value, if any, realized by an executive, will be at or near the value estimated by the Black-Scholes model. Future compensation resulting from option grants is based solely on the performance of the Company's stock price.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                                                         VALUE OF UNEXERCISED
                          SHARES                                  NUMBER OF UNEXERCISED                  IN-THE-MONEY OPTIONS
                         ACQUIRED                                  OPTIONS AT YEAR-END                       AT YEAR-END
                       ON EXERCISE          VALUE            -------------------------------       -------------------------------
        NAME             IN 2001           REALIZED          EXERCISABLE       UNEXERCISABLE       EXERCISABLE       UNEXERCISABLE
        ----           -----------        -----------        -----------        -----------        -----------        -----------
Steven A. Raymund               --         $       --            675,880            305,000        $12,822,000         $2,825,000
Nestor Cano                 30,000            651,000              5,000            125,000             98,000          1,065,000
Jeffery P. Howells          58,540          1,841,000             60,000            160,000            783,000          1,503,000
Graeme Watt                     --                 --                 --             63,000                 --            263,000
Timothy J. Curran           14,718            356,000             20,282            100,000             77,000            877,000

                         TEN-YEAR OPTION/SAR REPRICINGS

        The following table provides information on all option repricings for the Executive Officers during the last ten fiscal years.

                                       NUMBER OF                                                           LENGTH OF
                                       SHARES OF     MARKET PRICE                                          ORIGINAL
                                     COMMON STOCK     OF COMMON                                           OPTION TERM
                                      UNDERLYING       STOCK ON     EXERCISE PRICE       NEW              REMAINING ON
                                       OPTIONS         DATE OF        AT TIME OF      EXERCISE              DATE OF
       NAME                DATE        REPRICED       REPRICING       REPRICING         PRICE             REPRICING(1)
       ----                ----      ------------    ------------   --------------    ---------           ------------
Jeffery P. Howells       11/28/95       50,000          $14.63          $20.25          $14.63          8 yrs., 4 months

(1) The vesting period of these repriced options corresponds to their original date of grant, March 21, 1994. Accordingly, the first vesting date was March 21, 1996.

                        SENIOR MANAGEMENT SEVERANCE PLAN

The Company adopted a Senior Management Severance Plan (the "Severance Plan") effective August 1, 2000, to provide severance benefits to senior management in the event of a Company-initiated, non-misconduct separation from the Company. Eligible management personnel will receive their regular base salary compensation and benefits during varying transitioning periods depending upon management position held to assist with the transition of responsibilities. Participants will also receive severance payments based upon salary, management position held and years of service. The receipt of severance benefits under the Severance Plan is conditioned upon a participant executing a confidentiality and non-compete agreement.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

INTRODUCTION

The Compensation Committee of the Board of Directors composed entirely of independent, non-employee directors, recommends to the Board the compensation of Executive Officers. The Company is required to provide herein certain information concerning compensation provided to the Company's Chairman and Chief Executive Officer and the four other most highly compensated Executive Officers. The disclosure requirements for the Executive Officers include the use of tables and a report of the Committee responsible for compensation decisions for the named Executive Officers, explaining the rationale and considerations that led to those compensation decisions. Therefore, the Compensation Committee of the Board of Directors has prepared the following report for inclusion in this Proxy Statement.

COMPENSATION COMMITTEE ROLE

The Compensation Committee of the Board of Directors is responsible for making recommendations to the Board of Directors concerning the salaries of Executive Officers. The Committee's responsibilities include the review of salaries, benefits and other compensation of senior officers and making recommendations to the full Board of Directors with respect to these matters.

COMPENSATION PHILOSOPHY

The compensation philosophy for Executive Officers generally conforms to the compensation philosophy of the Company for all employees. The Company's compensation is designed to:

* provide compensation comparable to that offered by companies with similar businesses, allowing the Company to successfully attract and retain the employees necessary to its long-term success;

* provide compensation which relates to the performance of the individual and differentiates based upon individual performance;

* provide incentive compensation that varies directly with both Company performance and individual contribution to that performance; and

* provide an appropriate linkage between compensation and the creation of shareholder value through awards tied to the Company's performance and through facilitating employee stock ownership.

EXECUTIVE OFFICERS' COMPENSATION PROGRAM

The Company's Executive Officers' compensation program is comprised of base salary, annual cash performance bonus plan compensation and long-term incentive compensation in the form of stock options. In addition, the Company's Executive Officers receive various other benefits, including medical benefits and participation in retirement savings plans, all of which are generally available to other employees of the Company.

        BASE SALARY

The Compensation Committee reviewed the salaries of the Executive Officers of the Company in March 2000. The Committee made salary decisions about the Executive Officers based upon a variety of considerations in conformance with the compensation philosophy stated above. First, salaries are competitively set relative to companies in the distribution industry and other comparable companies. Second, the Committee considered the performance of the individual Executive Officer with respect to the areas under his responsibility, including an assessment of the value of each to the Company. Third, internal equity among employees was factored into the decision. Finally, the Compensation Committee considered the Company's financial performance and its ability to absorb any increases in salaries.

Other comparable companies included distributors of computers, electronics, pharmaceuticals, food and office supplies with similar or larger annual revenues. The Committee believes that the dynamics of such kinds of companies in the distribution industry are similar to the Company.

The Committee believes that it sets Company base salaries within the range of salaries paid by the majority of the peer corporations which are in the distribution industry. In developing base salary ranges, in addition to the peer corporations, the Committee also considered each Executive Officer's experience level and scope of responsibility as well as considering a March 2000 compensation study prepared by a nationally recognized executive compensation consulting firm. The study included a survey of compensation of many companies which are in the distribution industry as well as other market data. In conducting its salary deliberations, the Committee did not strictly tie senior executive base pay to a defined competitive standard. Rather, the Committee elected to maintain flexibility in its decision making capacity so as to permit salary recommendations that best reflect the individual contributions made by the Company's top executives.

Base salaries for Executive Officers are determined with references to a position rate for each officer. These position rates are determined annually by evaluating the responsibilities of the position and comparing it with other executive officer positions in the market place. It is often difficult to compare the duties and responsibilities of Company Executive Officers to those included in the peer group or in competitive positions because comparable job titles are not necessarily comparable to duties and responsibilities. However, the Committee generally sought to establish base salaries within the range of the peer group companies and the companies surveyed by its human resources department and based upon the nature of the Executive Officer position.

Based upon his strategic direction and the Company's continuing sustained growth and increasing market share, the Committee set the base salary of its Chief Executive Officer, Steven A. Raymund, within the range referred to above.

The Compensation Committee established targets for the annual base salary and the cash bonus awards for Mr. Raymund based upon his responsibilities compared to the breadth and scope of the responsibilities of other chief executive officers of companies in the distribution industry. The Committee then splits such targeted annual earnings evenly between base salary and cash bonus awards. The cash bonus awards are based exclusively upon attaining certain pre-established earnings per share goals.

         CASH BONUS AWARDS

Each Executive Officer, including the Chief Executive Officer, is eligible to receive an annual cash bonus award. These cash bonuses generally are paid pursuant to an incentive compensation plan established at the beginning of a fiscal year in connection with the Company's preparation of its annual operating budget for such year. Under the incentive compensation plan, an Executive Officer's potential bonus for a given year is established at a fixed dollar amount and consists of non-discretionary awards which are tied to the financial performance of the Company for such year in relation to the Company's operating budget and discretionary awards which are based on accomplishments achieved by the executive during such year in his area of responsibility. The non-discretionary portion of the bonus is subject to an acceleration ratio to a maximum of 300% if established targets are exceeded (conversely, if established targets are not met, the non-discretionary portion of the bonus may be reduced to zero). In formulating recommendations to the Board with respect to cash bonus awards, the Compensation Committee members evaluate the Executive Officer's responsibilities and role in the Company and such other factors as they deem relevant to motivate such executive to achieve strategic budgeted performance levels.

Non-discretionary awards are based on the financial performance of the Company, currently based primarily upon attaining certain pre-established earnings per share goals. Discretionary awards are based upon qualitative objectives established at the beginning of each half of the fiscal year. Executive Officers received 50% - 100% of their total potential bonus based upon the quantitative corporate performance levels.

         STOCK OPTION AWARDS

The Company maintains stock option plans which are designed to align Executive Officers' and shareholders' interests in the enhancement of shareholder value. The long-term component of the Company's incentive compensation program consists of the grant of stock options. The stock options are designed to create a mutuality of interest with shareholders by motivating the Chief Executive Officer and the other Executive Officers and key employees to manage the Company's business so that the shareholders' investment will grow in value over time. Stock options are granted under these plans by the Stock Option Committee of the Board. Executive Officers are eligible to receive options under these plans. The Compensation Committee strongly believes that the interests of shareholders and executives become more closely aligned when such executives are provided an opportunity to acquire a proprietary interest in the Company through ownership of the Company's Common Stock. Accordingly, key employees of the Company, including Executive Officers, as part of their overall compensation package, are eligible for participation in the Company's stock option plans, whereby they are granted stock options at no less than fair market value on the date of grant. Because no benefit is received unless the Company's stock price performs favorably, awards under the stock option plans are intended to provide incentives for Executive Officers to enhance long-term Company performance, as reflected in stock price appreciation, thereby increasing shareholder value.

In general, stock option awards are granted on an annual basis if warranted by the Company's growth and profitability. The Compensation Committee, which also serves as the Stock Option Committee, evaluates the Company's overall financial performance for the year, the desirability of long-term service from an Executive Officer and the number of options issued to other executive officers in the Company with the same, more or less responsibility than the Executive Officer at issue.

COMPENSATION COMMITTEE

John Y. Williams, Chairman
Charles E. Adair
James M. Cracchiolo
Daniel M. Doyle
Kathy Misunas
David M. Upton


THE REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (TOGETHER, THE "ACTS"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

DIRECTORS' COMPENSATION

Directors who are not employees of the Company received a $20,000 annual retainer fee and a $2,000 attendance fee for each Board of Directors meeting plus reimbursement for out-of-pocket expenses. Members of the Audit and Compensation Committees receive a $1,000 attendance fee when meetings of such Committees are not held on the same day as a Board of Directors meeting.

Pursuant to the terms of the Directors' Stock Option Plan, each non-employee director, who for the first time is appointed a director of the Company, receives a New Director Grant of an option to purchase 5,000 shares of Common Stock of the Company at an exercise price per share equal to the fair market value of the shares of Common Stock at the date of grant. Each non-employee director who is re-elected or otherwise continues to serve on the Board will receive on the date of each annual shareholders meeting an Annual Director Grant consisting of an option to purchase 2,500 shares of Common Stock of the Company at an exercise price per share equal to the fair market value of the shares of Common Stock at the date of each annual shareholders meeting, provided the director has served on the Board for at least six months. New Director Grants vest 20% per year over five years from the date of grant and Annual Director Grants vest after one year from the date of grant.

                         STOCK PRICE PERFORMANCE GRAPH

The following graph presents a comparison of the cumulative total shareholder return on the Company's Common Stock with The Nasdaq Stock Market (U.S.) Index and the Standard Industrial Classification ("SIC") Code Index (SIC Code 5045 - Computer and Computer Peripheral Equipment and Software). This graph assumes that $100 was invested on January 31, 1996 (or such later date the applicable company registered its common stock under Section 12 of the Securities Exchange Act of 1934) in the Company's Common Stock and in the other indices, and that all dividends were reinvested and are weighted on a market capitalization basis at the time of each reported data point. The stock price performance shown below is not necessarily indicative of future price performance.

                                [GRAPH OMITTED]

                                      1996   1997   1998   1999    2000    2001
                                      ----   ----   ----   ----    ----    ----
Tech Data Corporation                 100    187    311    230     164     265
Nasdaq Stock Market (U.S.) Index      100    132    155    242     362     259
SIC Code Index                        100    138    139    124     116     89

THE STOCK PRICE PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE ACTS, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER THE ACTS.

                             SHAREHOLDER PROPOSALS

        Proposals which shareholders intend to present at the 2002 Annual Meeting of Shareholders must be received by the Company no later than January 22, 2002 to be eligible for inclusion in the proxy material for that meeting.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Ernst & Young LLP served as the Company's independent auditors for the audit of the Company's financial statements for fiscal year ended January 31, 2001. Representatives of Ernst & Young LLP are expected to be present at the 2001 Annual Meeting of Shareholders, with the opportunity to make a statement should they desire to do so, and will be available to respond to appropriate questions from shareholders.

The report of Ernst & Young LLP on the Company's audited consolidated financial statements at January 31, 2001 and for the year then ended, and the report of PricewaterhouseCoopers LLP ("PWC") on the Company's audited consolidated financial statements at January 31, 2000 and for each of the two years then ended and the report of KPMG Hartkopf + Rentrop Treuhand KG ("KPMG") on the consolidated balance sheet of Computer 2000 AG (the Company's European subsidiary) as of January 31, 2000 included in the Company's Annual Report on Form 10-K, contained no adverse opinion or disclaimer of opinion and are not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with their audits for fiscal years 1999 and 2000 and through June 21, 2000, the date of the Company's change of independent accountants, there were no disagreements with PWC or KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC or KPMG would have caused them to make reference thereto in their reports on the financial statements for such years.

                                 OTHER MATTERS

Management knows of no matter to be brought before the meeting which is not referred to in the Notice of Meeting. If any other matters properly come before the meeting, it is intended that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

                               By Order of the Board of Directors,



                               Arthur W. Singleton
                               Corporate Vice President, Treasurer and Secretary

                                                                      APPENDIX A

                             TECH DATA CORPORATION
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                    CHARTER

I.   SCOPE OF AUDIT COMMITTEE RESPONSIBILITIES AND ACTIVITIES

The Audit Committee is a committee of the Board of Directors established pursuant to Article V, section D of the Bylaws of Tech Data Corporation (the "Corporation"). The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities for the reliability and integrity of:

* The financial reports and other financial information provided by the Corporation to the public, its shareholders, and others;

* The Corporation's system of internal controls over its accounting and financial reporting processes; and,

*    The auditing process.

The Audit Committee's primary duties and responsibilities are to:

* Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

* Recommend to the Board of Directors a firm of independent public accountants to audit the accounts of the Corporation and its subsidiaries and to review and appraise the audit efforts of the Corporation's independent public accountants and the Internal Audit Department.

* Provide an open avenue of communication among the independent public accountants, financial and senior management, the Internal Audit Department, and the Board of Directors.

* Investigate any matters within the Audit Committee's scope of responsibilities and report periodically to the Board of Directors on significant results from its activities.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  Composition

The Audit Committee shall be comprised of three or more independent directors as determined by the board. Only independent directors may serve on the Audit Committee. Independent directors are persons other than officers or employees of the Corporation or its subsidiaries or any other individuals having a relationship which, in the opinion of the Corporation's Board of Directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. The following persons should not be considered independent:

1. A director who is employed by the Corporation or any of its affiliates for the current year or any of the past three years;

2. A director who accepts any compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board services, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

3. A director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer;

4. A director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the Corporation's securities) that exceed 5% of the Corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

5. A director who is employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

All members of the Audit Committee shall be able to read and understand fundamental financial statements, including the Corporation's balance sheet, income statement, and cash flow statement. At least one member of the committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background, including being, or having been, a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

The members of the Audit Committee shall be elected as described in the Bylaws.

III. MEETINGS

The Audit Committee shall meet in accordance with the Bylaws but at least twice annually, or more frequently as circumstances dictate. The Audit Committee will meet at least annually with management; the Director, Internal Audit Department; and the independent public accountants to discuss any matters that the Audit Committee or each of these groups believes should be discussed. At the request of the Audit Committee, management, the independent public accountants, or the internal auditor, the Audit Committee may meet and confer with such officers and employees of the Corporation as the Audit Committee shall deem appropriate in connection with carrying out the Audit Committee's responsibilities, including any significant difficulties encountered during the course of the audit and any restrictions on the scope of work or access to required information.

IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Document/Reports Review

1.   Review and update this Charter at least annually.

2. Review the Corporation's annual financial statements and, at the discretion of the chairperson of the Audit Committee, any financial reports or other financial information submitted to any governmental body or the public, including any certification, report, opinion, or review rendered by the independent public accountants.

3. Review the regular internal reports to management prepared by the internal auditing department and management's response to these reports.

4. Discuss with financial management the quarterly earnings announcement prior to its public release and review the Form 10-Q prior to its filing. The chairperson of the Audit Committee may represent the entire committee for purposes of this review.

INDEPENDENT PUBLIC ACCOUNTANTS

5. Annually select, evaluate, and where appropriate, replace the independent public accountants. The independent public accountants are responsible to the Board of Directors and the Audit Committee.

6. Take appropriate action to oversee the independence and performance of the independent public accountants.

7. Annually review and discuss with the independent public accountants all significant relationships the independent public accountants have with the Corporation to determine their independence. This review shall include the following:

     * Review of a formal written statement from the independent public accountants delineating all relationships between the independent public accountants and the Corporation, consistent with Independence Standards Board Standard No. 1,

     * Review of letter from the independent public accountants confirming they are independent of the Corporation,

     * Discussion with the independent public accountants about their methods and procedures for ensuring their independence, and

     * Discussion with the independent public accountants any disclosed relationships or services that may impact the objectivity and independence of the independent public accountants.

8. Meet jointly and/or separately with the chief financial officer of the Corporation and the independent public accountants before commencement of the annual financial statement audit to (a) discuss the valuation of the adequacy and effectiveness of the accounting procedures and internal controls of the Corporation and its subsidiaries, (b) approve the overall scope of the audit and the fees to be charged and (c) inquire and discuss recent Financial Accounting Standards Board, Securities and Exchange Commission or other regulatory agency pronouncements, if any, which might affect the Corporation's financial statements.

9. Meet jointly and/or separately with the chief financial officer and the independent public accountants at the conclusion of the audit to (a) review the audited financial statements of the Corporation, (b) discuss the results of the audit, (c) discuss any significant recommendations by the independent public accountants for improvement of accounting systems and controls of the Corporation, and (d) discuss the quality and depth of staffing in the accounting and financial departments of the Corporation.

INTERNAL AUDITORS

10. Take appropriate actions to oversee the objectivity of the internal auditors.

11. Review activities, organizational structure, charter and qualifications of the Internal Audit Department.

12. Review and concur in the appointment, replacement, reassignment, or dismissal of the Director, Internal Audit Department.

FINANCIAL REPORTING PROCESSES

13. Discuss with the independent public accountants and the internal auditors the integrity of the organization's financial reporting processes.

14. Consider the independent public accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

15. Consider and approve, if appropriate, major changes to the Corporation's accounting principles and practices as suggested by the independent public accountants, management or the Internal Auditing Department.

16. Review any reportable events required by auditing standards (i.e. SAS #90) including any disagreements among management and the independent public accountants or the Internal Auditing Department in connection with the preparation of the financial statements.

                                     PROXY
                             TECH DATA CORPORATION
                                 P.O. BOX 6260
                           CLEARWATER, FLORIDA 33758

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Arthur W. Singleton as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated on the reverse hereof, all the shares of Common Stock of Tech Data Corporation held of record by the undersigned on April 27, 2001, at the Annual Meeting of Shareholders to be held on June 19, 2001, or any adjournment thereof.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. ANY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED IN FAVOR THE NOMINEES LISTED IN PROPOSAL 1.


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


                                                                                        Please Mark
                                                                                        your vote as          [X]
                                                                                        indicated in this
                                                                                        example


1. TO ELECT TWO DIRECTORS to hold office until the dates           2. In his discretion, the Proxy is authorized to vote
   specified in the enclosed proxy statement, all to hold             upon such other business as may properly come
   office until their successors are duly elected and qualified.      before the meeting.

        FOR           WITHHELD
      nominees        nominees
    listed below    listed below

      [ ]               [ ]

Nominees: Charles E. Adair and John Y. Williams
FOR the two nominees listed above EXCEPT for the following:

___________________________________________________________            When shares are held by joint tenants, both should
                                                                       sign. When signing as attorney, executor, administrator,
                                                                       trustee or guardian, please give full title as such. If a
                                                                       corporation, please sign by President or authorized
                                                                       officer. If a partnership, please sign in partnership name or authorized person.

                                                                       ____________________________________________________________
                                                                                               Signature

                                                                       ____________________________________________________________
                                                                                Co-signature, if held jointly

                                                                       Date________________________________________________________

                                                                       Number of Shares ___________________________________________
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                                [TECH DATA LOGO]


              YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, DATE
                  AND SIGN THE ABOVE PROXY CARD AND RETURN IT
                     PROMPTLY IN THE ACCOMPANYING ENVELOPE.